EXHIBIT 10 (I) BRIDGE LOAN AGREEMENT



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BRIDGE  LOAN  AGREEMENT  dated  this  3rd  day of  March  1999,  by and  between
Techscience Industries, Inc., a Delaware corporation with principal offices at 3 Rockaway Place, Parsippany, New Jersey 07054 ("TSCI") and PetPlanet.com, Inc., a privately owned California corporation with offices at 438 Boynton Avenue, Suite
100,  Berkeley,   California  94707  ("PPI").   TSCI  and  PPI  are  hereinafter
collectively referred to as the "Parties".

                              W I T N E S S E T H:

WHEREAS, the Parties have entered into a written Letter of Intent dated February 10, (the "LOI"); and

WHEREAS, the LOI contemplates the acquisition by TSCI of all of the issued and outstanding shares of PPI's common stock, no par value per share from the individual stock, warrant and option holders thereof solely in exchange for an aggregate of 7,325,000 authorized but unissued shares of TSCI's common stock, $.001 par value per (the "Reorganization"); and

WHEREAS, in anticipation of the closing of the Reorganization, PPI desires to borrow funds from TSCI for the purpose of fostering and expediting the development of PPI's business; and

WHEREAS, the TSCI is willing to solicit funds from individual investors (the "Bridge Loan Lenders") and thereafter lend capital to PPI on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein contained, the Parties agree as follows:

         1. THE BRIDGE LOAN.

                  1.1 THE BRIDGE LOAN. TSCI hereby lends to PPI and PPI hereby accepts from TSCI the sum of One Hundred and Fifty Thousand and 00/100 ($150,000) Dollars (the ABridge Loan"). The Bridge Loan shall be evidenced by a secured, convertible promissory note in the form annexed hereto as Exhibit "A" and hereby incorporated herein by reference (the "Note"). At the closing of the Bridge Loan which shall take place via facsimile and overnight package delivery service not later than March 3, 1999 (the "Closing"), PPI shall deliver to TSCI a duly executed copy of the Note. The Bridge Loan proceeds shall be evidenced by a Federal wire transfer effectuated at the Closing to such bank account as PPI shall have advised TSCI in writing at least 24 hours prior to the Closing, or by TSCI's business check payable to the order of PPI and delivered to PPI at the Closing.

                  1.2 INTEREST RATE. PPI hereby agrees to pay to TSCI and TSCI hereby accepts as interest on the Bridge Loan an amount equal to ten (10%) percent per annum. Interest shall be computed on the basis of a year of 360 days and actual days elapsed and

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shall be  payable  in one lump sum on the Due Date of the  Bridge  Loan (as that term is hereinafter defined).

                  1.3 TERM OF AGREEMENT. This Agreement shall be in effect until the earlier of the full repayment of the Bridge Loan or the closing of the Reorganization (the "Expiration Date"). In the event the Reorganization does not close solely because of the failure of TSCI to have a net worth of $975,000, the term of this Agreement shall be automatically extended to the earlier of the closing date of the first equity or debt financing consummated by PPI or October 1, 1999 (the "Extended Date"). This Agreement may be terminated by TSCI upon the occurrence of a Default as provided in Section 7.1 of this Agreement. Upon either the effective date of termination, the Expiration Date or the Extended Date, the entire unpaid principal amount of the Bridge Loan shall become immediately due and payable without further notice or demand. Notwithstanding any termination, and until all sums due hereunder shall have been paid and satisfied, PPI shall continue to pay interest to TSCI as provided in Section 1.2 of this Agreement, and TSCI shall be entitled to retain its first lien and security interest in the Collateral (as that term is hereinafter defined).

         2. UTILIZATION OF THE BRIDGE LOAN

PPI hereby acknowledges and accepts that the Bridge Loan shall only be utilized for working capital or other corporate purposes as set forth in PPI's business plan as delivered to TSCI in February 1999.

         3. COLLATERAL.

                  3.1 SECURITY INTEREST -FIRST LIEN. To secure the prompt payment to TSCI of the interest and principal on the Bridge Loan, PPI hereby grants to TSCI and/or to the Bridge Loan Lenders and TSCI hereby accepts, a continuing first lien and security interest (the "First Lien") in and to: (i) such number of authorized but unissued shares of PPI's common stock, no par value per share, as shall, when added to the number of issued and outstanding shares, shall equal fifty one (51%) percent of PPI's total issued and outstanding common stock capitalization (the "Collateral Shares"); (ii) the right and title to PPI's PetPlanet.com domain name, website, website software and any and all copyrights, trademarks, servicemarks owned by PPI or acquired by PPI after the date of this Agreement; and (iii) any and all inventory, accounts receivable or other tangible or intangible assets acquired by PPI after the date of this Agreement (hereinafter collectively referred to as the "Collateral"). The Collateral shall not represent the sole and exclusive collateral for the Bridge Loan against which TSCI may seek redress. At the Closing, PPI shall agree to hold a certificate representing the Collateral Shares in escrow for the benefit of TSCI.

                  3.2 DISCLOSURE   OF   SECURITY   INTEREST.   PPI  shall   make
appropriate entries upon its financial statements and books and records disclosing TSCI's First Lien in the Collateral.

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                  3.3 SECURITY DOCUMENTS.  At TSCI's request,  PPI shall execute and/or deliver to TSCI and/or to the Bridge Loan Lenders, at any time or times hereafter, all security documents including but not limited to UCC-1 financing statements that TSCI and/or to the Bridge Loan Lenders may reasonably request, to evidence TSCI's and/or to the Bridge Loan Lender's security interest in the Collateral. Upon the occurrence of a Default, PPI hereby irrevocably makes, constitutes and appoints TSCI and/or to the Bridge Loan Lenders as PPI's true and lawful attorney (and agent-in-fact) to sign the name of PPI on any security documents evidencing the First Lien and to deliver any of the security documents to such persons as TSCI and/or to the Bridge Loan Lenders, in its or their discretion, may elect. PPI hereby specifically agrees and consents that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement shall be and be deemed to be the legal equivalent of a financing statement and may be filed with any county clerk as evidence of TSCI's and/or to the Bridge Loan Lender's security interest in the Collateral.

                  3.4 PRIORITY. PPI hereby represents and warrants that the First Lien has and shall have priority over any and all claims in and to the Collateral that now exist or may hereinafter arise.

                  3.5 COVENANTS AS ADDITIONAL COLLATERAL. Commencing on the date of this Agreement and continuing through the closing date of the Reorganization, PPI covenants and agrees that the Standstill and Management Restrictions contained in Sections 8 and 11 of the LOI shall remain in full force and effect. As additional Collateral for the Bridge Loan, and only In the event the Reorganization does not close solely because of the failure of TSCI to have a net worth of $975,000, PPI hereby covenants and agrees with TSCI and/or the individual Bridge Loan Lenders that PPI will give TSCI prior written notice of its intention to consummate any of the following courses of action and will either utilize the first $150,000 in proceeds from any such action to repay the Bridge Loan or, if PPI receives securities of another entity, it will offer the Bridge Loan Lenders the right to receive $150,000 worth of such securities:

                           (i)   solicit  or  encourage  any offer or enter into
any agreement for the sale, transfer or other disposition of any capital stock or assets of PPI to or with any other entity or person, other than sales of goods and services by PPI in the ordinary course of its business;

                           (ii)  entertain or pursue any  unsolicited  offer for
any such sale, transfer or other disposition;

                           (iii) issuance of any shares of common stock for cash
or securities;

                           (iv)  issuance  of any  additional  classes of equity
securities or securities convertible into equity securities;

                           (v)   make  any  acquisition  of  assets  or stock of
another corporation or otherwise consummate any business combination; or

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                           (vi)  incur any material amount of indebtedness.

         4. REPAYMENT

                  4.1 REPAYMENT AND REPAYMENT PROCEDURE. Unless TSCI and/or to the Bridge Loan Lenders shall have exercised the conversion privileges of the Note, repayment of the full amount of the principal and interest due on the Bridge Loan shall be made by PPI to TSCI on the Expiration or Extended Date unless TSCI and/or to the Bridge Loan Lenders shall have extended the same in writing. In the event TSCI and/or to the Bridge Loan Lenders shall have exercised the conversion privileges of the Note, repayment of the $100,000 of the principal and all of the interest due on the Bridge Loan shall be made by PPI to TSCI and/or to the Bridge Loan Lenders on the Expiration or Extended Date unless TSCI and/or to the Bridge Loan Lenders shall have extended the same in writing.

         5. REPRESENTATIONS AND WARRANTIES OF PPI.

                  5.1 PPI HEREBY REPRESENTS AND WARRANTS TO TSCI AS FOLLOWS:

                           (a) AUTHORIZATION,  VALIDITY  AND  ENFORCEABILITY  OF
THIS AGREEMENT. PPI has the power and authority (corporate and otherwise) to execute, deliver and perform this Agreement. PPI has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by PPI and constitutes the legal, valid and binding obligation of PPI, enforceable against PPI in accordance with its terms. The execution and performance of this Agreement will not result in a breach of or violate the terms of any other agreement to which PPI is a party or by which the Collateral may be bound or affected;

                           (b) ORGANIZATION AND QUALIFICATIONS.  PPI (i) is duly
incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) is qualified to do business and is in good standing in every jurisdiction where the failure to be so qualified and in good standing would have a Material Adverse Effect and (iii) has all requisite corporate power and authority to conduct its business and to own its property as currently owned and conducted;

                           (c) OWNERSHIP  OF  THE   COLLATERAL.   PPI  owns  the
Collateral free and clear of any and all liens, claims or encumbrances of any nature or description. The Collateral Shares when delivered to the Escrowee will be duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof;

                           (d) CONSENTS  AND  APPROVALS.  No consent,  approval,
authorization, license or order of, registration or filing with, or notice to, any federal, state, local, foreign or other court, administrative agency or commission, other governmental authority or regulatory body is necessary to be obtained, made or given by PPI in connection with the

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execution, delivery and performance by PPI of this Agreement or the consummation by PPI of the transactions contemplated hereunder;

                           (e) BROKERS. Neither PPI, nor its officers, directors
nor any of their  affiliates  have  engaged,  consented  to, or  authorized  any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement. PPI hereby indemnifies and holds TSCI harmless from any and all liability arising out of the claim by any individual, firm or entity to compensation as a finder or broker in connection with the transaction represented by this Agreement;

                           (f) DISCLOSURE.  No representation or warranty by PPI
contained in this Agreement and no statement contained in any certificate, list, exhibit, or other instrument specified in this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit a material fact necessary to make the statements contained herein, in light of the circumstances in which they are made, not misleading;

                           (g) LITIGATION   AND  OTHER  CLAIMS.   There  are  no
actions, suits or proceedings now pending or threatened which may impair PPI's ability to perform this Agreement. PPI is not a party to an agreement in settlement or compromise any suit or cause of action, instituted or threatened, which may impair PPI's ability to perform this Agreement or which may adversely affect the Collateral; and

                           (h) RESERVATION  FOR  ISSUANCE.  PPI will  reserve an
aggregate of 100,000 shares of its common stock, no par value per share, for issuance to TSCI upon TSCI's exercise of the conversion privileges of the Note.

         6.  REPRESENTATIONS AND WARRANTIES OF TSCI

                  6.1 CONSENTS. No consents of governmental and other regulatory agencies, foreign or domestic, or of other parties are required to be received by or on the part of TSCI to enable him to enter into and carry out this Agreement in all material respects.

                  6.2 BINDING NATURE OF AGREEMENT. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly reviewed and approved by TSCI and no other proceedings on the part of TSCI are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

                  6.3 LITIGATION; COMPLIANCE WITH LAW. TSCI hereby warrants that he is not aware of any litigation, pending or other, that would prohibit him from entering into this Agreement, making the Bridge Loan or implementing the same as provided herein.

                  6.4 AUTHORITY; NO BREACH. TSCI has the power and authority to execute, deliver and perform this Agreement. TSCI has taken all necessary action to authorize his

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execution,  delivery and performance of this Agreement.  This Agreement has been duly executed and delivered by TSCI and constitutes the legal, valid and binding obligation of TSCI, enforceable against TSCI in accordance with its terms. The execution and performance of this Agreement will not result in a breach of or violate the terms of any other agreement to which TSCI is a party or by which the Bridge Loan or the Shares may be bound or affected.

                  6.5 BROKERS. TSCI has not engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on TSCI's behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement. TSCI hereby indemnifies and holds PPI harmless from any and all liability arising out of the claim by any individual, firm or entity to compensation as a finder or broker in connection with the transaction represented by this Agreement.

         7.   DEFAULT:  RIGHTS AND REMEDIES ON DEFAULT

                  7.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a Default:

                           (a) PPI's  fails  or  neglects  to  perform,  keep or
observe any material term, provision, condition or covenant contained in this Agreement which is required to be performed, kept or observed by PPI and the same is not cured to TSCI's reasonable satisfaction within ten (10) days after TSCI gives PPI notice identifying such Default; or

                           (b) A Default shall occur,  and any  applicable  cure
period shall have expired, under any agreement, document or instrument, other than this Agreement, now or hereafter existing, to which PPI is a party, but only if that default has a material adverse effect upon the Collateral or a material adverse effect upon any of the covenants, representations or warranties contained in this Agreement; or

                           (c) The  Collateral  or any of PPI's other assets are
attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within ten (10) days thereafter; an application is made by any individual, firm or entity other than TSCI for the appointment of a receiver, trustee, or custodian for the Collateral or any of PPI's other assets and the same is not dismissed within ten (10) days after the application therefor; or

                           (d) An application is made by PPI for the appointment
of a receiver, trustee or custodian for the Collateral or any of PPI's other assets; a petition under any section or chapter of the Bankruptcy Code or any similar law or regulation is filed by or against PPI or any guarantor of liabilities and is not dismissed within ten (10) days after filing; PPI makes an assignment for the benefit of its creditors or any case or proceeding is filed by or against PPI for its dissolution, liquidation, or termination; PPI ceases to
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conduct its business as now  conducted or is enjoined,  restrained or in any way prevented by court order from conducting all or any material part of its business affairs; or

                           (e) A notice of lien,  levy or assessment is filed of
record with respect to all or any substantial portion of PPI's assets by the United States, or by any state, county, municipal or other government agency, or any taxes or debts owing to any of the foregoing become a lien or encumbrance upon the Collateral or a material portion of PPI's assets and such lien or encumbrance is not released within ten (10) days after its creation; or

                           (f) Judgement is rendered against PPI on an uninsured
claim of $10,000.00 or more and PPI fails either to commence appropriate proceedings to appeal such judgement within the applicable appeal period or, after such appeal is filed, PPI fails to diligently prosecute such appeal or such appeal is denied.

                  7.2 ACCELERATION OF THE LIABILITIES. Upon and after the occurrence of a Default, all of the monies due any payable under the Bridge Loan may, at the option of TSCI and/or to the Bridge Loan Lenders and without demand, notice, of legal process of any kind, (including without limitation notice of acceleration, notice of intent to acceleration, notice of intent to accelerate or notice of intent to demand), be declared, and immediately shall become due and payable.

                  7.3 REMEDIES. Upon and after the occurrence of a Default, TSCI and/or to the Bridge Loan Lenders shall have the following rights and remedies:

                           (a) All of the rights and remedies of a secured party
under the New Jersey Uniform Commercial Code or other applicable law with respect to the Collateral, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted by law, in addition to any other rights and remedies against the Collateral contained in this Agreement.

         8.  CONDITIONS TO CLOSING

                  8.1 MUTUAL CONDITIONS TO CLOSING. The obligation of the Parties to otherwise perform their respective obligations hereunder shall be subject to the satisfaction of the following mutual conditions on or prior to the Closing:

                           (a) No order,  decree,  judgment or injunction  shall
have been issued by any governmental authority of competent jurisdiction and shall be in effect which restrains or prohibits the consummation of the Bridge Loan and/or the issuance of the First Lien;

                           (b) The Parties  shall have executed and delivered to
one another the Escrow Agreement and this Agreement prior to the Closing Date;

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                           (c) TSCI's and PPI's  representations  and warranties
contained herein shall be true and correct in all material respects as of the date hereof and, except for such representations and warranties which are given as of a specific date or as of the date hereof, as of the Closing Date as if made on and as of the Closing Date;

                           (d) The Parties shall have  performed in all respects
all agreements and covenants to be performed by such Party hereunder on or prior to the Closing;

                           (e) All  instruments,  resolutions,  certificates and
documents required to carry out this Agreement, or incidental thereto, and all other relevant legal matters, shall be reasonably satisfactory in all respects to the Parties and their respective counsel; and

                           (f) PPI shall have received from TSCI a duly executed
investment letter in the form annexed hereto.

                  8.2 CONDITIONS TO THE OBLIGATIONS OF PPI . The obligation of PPI to execute and deliver the Note to TSCI at the Closing and to originally issue and hold the Collateral Shares in escrow at the Closing shall (in addition to those specified in Section 8.1) be subject to the delivery by TSCI of a check representing the gross proceeds of the Bridge Loan on or prior to the Closing.

                  8.3 CONDITIONS TO THE OBLIGATIONS OF TSCI. The obligation of TSCI to execute and perform this Agreement and to make the Bridge Loan to PPI at the Closing shall be subject to the satisfaction of the following conditions (in addition to those specified in Section 8.1) on or prior to the Closing:

                           (a) The execution and deliver to TSCI of the Note;

                           (b) The original  issuance of the  Collateral  Shares
and the holding of the same in escrow by PPI; and

                           (c)  The  execution  and  deliver  to TSCI of a UCC-1
Financing Statement evidencing the First Lien.

         9.  TERMINATION

                  9.1. TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

                           (a) by mutual  agreement  in writing of TSCI and PPI;
and

                           (b) by either  TSCI or PPI by  written  notice to the
other Party (i) if the Closing shall not have occurred by March 5, 1999, PROVIDED, HOWEVER, that the right to terminate this Agreement pursuant to clause
(i) shall not be available to any Party whose failure to fulfill any of its obligations under this Agreement resulted in the Closing not occurring by such date; or (ii) if any governmental authority of competent jurisdiction shall

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have issued an injunction, decree or order or taken any other action permanently enjoining, restraining or otherwise prohibiting the Closing and such injunction, decree or order, or other action shall have become final and nonappealable.

                  9.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to Section 9.1, this Agreement shall thereafter become void and have no effect, and no Party hereto shall have any liability to the other Party hereto in respect thereof, except (i) for this Section 9.2 (solely for purposes of clause (ii) of this Section 9.2), and (ii) nothing herein will relieve any party from liability for any breach of any of its representations, warranties, covenants or agreements contained in this Agreement prior to such termination.

         10.  MISCELLANEOUS

                  10.1  REPRESENTATIONS  AND WARRANTIES TO SURVIVE CLOSING.  All
representations and warranties contained herein or in any schedule or certificate delivered pursuant hereto or any writing signed by the parties on the date hereof shall survive consummation of the transactions contemplated under this Agreement, except that each representation and warranty shall expire on the earlier of (i) six months from the date that the Party for whose benefit such representation or warranty is made has actual knowledge of the inaccuracy of any representation or the breach of any warranty and (ii) the first anniversary of the Closing Date.

                  10.2 ENTIRE AGREEMENT; SEVERABILITY. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, oral or written with respect to such matters and any writing signed by the Parties on the date hereof. There are no representations, warranties or covenants other than those set forth herein. This Agreement shall be binding upon the respective successors of the Parties. In the event that any provision of this Agreement shall be declared unenforceable by a court of competent jurisdiction, such provision, to the extent declared unenforceable, shall be stricken and the remainder of this Agreement shall remain binding on the Parties hereto. However, in the event any such provision shall be declared unenforceable due to its scope, breadth or duration, then it shall be modified to the scope, breadth or duration permitted by law and shall continue to be fully enforceable as so modified.

                  10.3. ASSIGNMENTS; AMENDMENTS; WAIVERS. This Agreement shall not be assignable by either Party except upon written notice of such assignment to the other Party. This Agreement may not be modified or amended except by a written instrument signed by authorized representatives of each Party hereto and referring specifically to this Agreement. Any term, provision or condition of this Agreement may be waived in writing at any time by the Party which is entitled to the benefit thereof.

                  10.4. NOTIFICATION OF CERTAIN MATTERS. Each Party (the "First Party") shall give prompt notice to the other Party of (i) the occurrence or nonoccurrence of any event, the

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occurrence or nonoccurrence of which would be likely to cause any representation or warranty of the First Party contained in this Agreement to be untrue or inaccurate in any material respect at or prior to the Closing and (ii) any material failure of the First Party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this Section 10.4 shall not limit or otherwise affect the remedies available hereunder to the other Party.

                  10.5. PUBLIC ANNOUNCEMENTS. Each Party hereto agrees that it will not disseminate any press release or public announcement concerning the transaction contemplated hereby to any party, without the other Party's prior written consent which shall not be unreasonably withheld. Each Party agrees to cause any of its advisors, whether financial, accounting, legal or otherwise, not to disseminate any of such information to any other party without the other Party's prior written consent which shall not be unreasonably withheld.

                  10.6. NOTICES. Unless otherwise specifically provided for elsewhere in this Agreement, any notices and other communications required to be given pursuant to this Agreement shall be in writing and shall be effective upon delivery by hand, overnight package delivery service or upon receipt if sent by mail (registered or certified mail, postage prepared, return receipt requested) or upon transmission if sent by telex or facsimile (with request for confirmation of receipt in a manner customary for communications of such respective type), except that if notice is received by telex or facsimile after 5:00 P.M. local time on a business day at the place of receipt, it shall be effective as of the following business day. Notices are to be addressed to the Parties at the address first listed above or to such other respective addresses as either PPI or TSCI shall designate to the other by notice in writing, provided that notice of a change of address shall be effective only upon receipt.

                  10.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, which together shall be considered one and the same agreement and each of which shall be deemed an original.

                  10.8 GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be deemed to have been made, executed and delivered in, and shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of any Party. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Agreement, the Parties hereby agree and consent to the jurisdiction and venue of the Superior Court of the State of New Jersey, Morris County and/or the United States District Court for the District of New Jersey; and further agree and consent that service or process by mail or overnight package delivery service in any such action or proceeding outside of the State of New Jersey and Morris County shall be tantamount to service in person within the State of New Jersey and Morris County and shall confer personal jurisdiction and venue upon either of the said courts.

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

                  10.9. NO THIRD PARTY BENEFICIARIES. This Agreement is for the benefit of the parties hereto and is not intended to confer upon any other Person any rights or remedies hereunder.

                  10.10 SPECIFIC PERFORMANCE. Each of the parties hereto agrees that any breach by it of any provision of this Agreement would irreparably injure the other party and that money damages would be an inadequate remedy therefor. Accordingly, each of the parties hereto agrees that the other shall be entitled to one or more injunctions enjoining any such breach or requiring specific performance of this Agreement and consents to the entry thereof, this being in addition to any other remedy to which the non-breaching party is entitled at law or equity.

                  10.11 CAPTIONS, GENDER. The captions herein are included for convenience of reference and shall be ignored in the construction or interpretation hereof. Gender, tense, singular(ity) and plural(ity) shall be read and construed in the context required by grammar, syntax, common sense and the intent of the parties.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement on the date first written above.

PetPlanet.com, Inc



By: /s/ STEVEN E. MARDER
   -------------------------------------
        Steven E. Marder, President


Techscience Industries, Inc.


BY: /s/ JAMES T. WOLL
   -------------------------------------
    James T. Woll, President

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

                                   EXHIBIT "A"

                     10% SECURED CONVERTIBLE PROMISSORY NOTE

March 1, 1999                                                           $150,000

         FOR VALUE RECEIVED, PetPlanet.com, Inc., a privately owned California corporation with offices at 438 Boynton Avenue, Suite 100, Berkeley, California 94707(hereinafter referred to as the "Maker") promises to pay to the order of Techscience Industries, Inc., a Delaware corporation with principal offices at 3 Rockaway Place, Parsippany, New Jersey 07054 and/or and/or to the Bridge Loan Lenders, as that term is defined in a Bridge Loan Agreement between the Maker and the Holder dated March 3, 1999 (the "Bridge Agreement"), to which this Note is attached as an exhibit (hereinafter collectively referred to as the "Holder") in lawful money of the United States of America, the principal sum of One Hundred Fifty Thousand and 00/100 ($150,000) Dollars with interest at a rate of ten (10%) percent per annum.

         1. PAYMENTS.

                  a. INTEREST. An interest payment of One Thousand Two Hundred and Fifty and 00/100 ($1,250) Dollars shall be payable per month for each month this promissory note (the "Note") remains unpaid. All accrued interest shall be paid on either April 1, 1999 or such later date as shall be mutually agreed upon by the Maker and the Holder or the closing date of the Reorganization (as that term is defined in the Bridge Loan Agreement, whichever sooner occurs (the "Due Date"). In the event that the required interest payment shall not be paid when due, and shall remain unpaid for a period of five business (5) days or more, then a late charge of two (2%) percent shall be due and owing for each month or any portion thereof that such payment shall remain unpaid. In the event the Reorganization does not close solely because of the failure of the Holder to have a net worth of $975,000, the Due Date of this note shall automatically extended to the earlier of the closing date of the first equity or debt financing consummated by PPI or October 1, 1999 (the "Extended Due Date").

                  b. PRINCIPAL. Payment of the full principal amount due under this Note shall be made on the Due Date or the Extended Due Date. In the event that the principal shall not be paid on the Due Date, and shall remain unpaid for a period of five business (5) days or more, then a late charge of two (2%) percent shall be due and owing for each month or any portion thereof that such payment shall remain unpaid.

         2. EVENTS OF DEFAULT. The Maker shall be in default hereunder if: (a) The Maker shall fail to pay interest on this Note when due and the failure shall continue for a period of five (5) days after notice of such default has been received from the Holder; or; (b) a Default as defined in Section 7 of the Bridge Agreement.

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

         3.  CONVERSION OPTION.

                  a. The Holder shall have the right, at the Holder's option, to convert an aggregate of Fifty Thousand ($50,000) Dollars of the principal due and payable on this Note into fully paid and non-assessable but unregistered (i.e. restricted) shares of the Maker's common stock, no par value per share (the "Convertible Shares") on the basis of one Convertible Share for each $.50 in amount of principal due and owing on this Note as of the date of conversion, up to a maximum of 100,000 Convertible Shares if the entire $50,000 amount of principal is converted. In the event the Maker shall have closed the Reorganization when the Holder exercises its conversion privilege, the Maker shall deliver to the Holder an aggregate of 100,000 shares of the Holder's common stock, $.01 par value per share received by the Maker from the Holder in the Reorganization (the "New Convertible Shares").

                  b. On presentation to the Maker of a duly executed Notice of Conversion in the form annexed hereto as Exhibit "A" together with this Note, the Holder shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for 100,000 fully paid and non-assessable Convertible Shares or New Convertible Shares. At the closing referenced in the Notice of Conversion (the "Closing"), the Maker shall deliver a certificate or certificates representing the Convertible Shares or New Convertible Shares against the Holder's delivery of the original executed copy of this Note, which shall thereafter be and be deemed to be null and void and paid in full to the extent of the Holder's conversion. In the event the Holder converts less than the full $50,000 in principal into Convertible Shares or New Convertible Shares, the Maker shall deliver a new Note to the Holder in the unpaid principal amount. The Maker shall deliver certificated representing the Convertible Shares or New Convertible Shares registered such name or names as the Holder shall specify in writing to the Maker.

                  c. This Note shall be deemed to have been converted and the person converting the same to have become the holder of record of Convertible Shares or New Convertible Shares, for the purpose of receiving dividends and for all other purposes whatever as of the date when the Notice of Conversion and this Note are surrendered to the Maker as aforesaid. The Maker shall be required to make any such conversion, and the surrender of this Note shall be effective for such purpose, regardless of whether the books for the transfer of any class of stock of the Maker are closed for any purpose.

                  d. The Maker shall, so long as any portion of the principal amount of this Note shall remain unpaid, reserve and keep available solely for the purpose of effecting the conversion of this Note, such number of Convertible Shares or New Convertible Shares as shall from time to time be sufficient to effect the conversion of the unpaid convertible principal balance of this Note.

                  e. The Maker shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of the Convertible Shares or New Convertible Shares upon the conversion of this Note as herein provided. Upon any conversion of this Note, as herein provided, no adjustment or allowance shall be made for accumulated dividends on the Convertible Shares or New Convertible Shares. All rights to dividends, if any, shall

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

commence as of the date of Notice of Conversion, and nothing in this sentence shall be deemed to impose upon the Maker any obligation to pay any dividends which shall theretofore be declared and shall be payable to holders of Convertible Shares or New Convertible Shares, of record as of a date prior to such conversion even though the payment date for such dividend is subsequent to the date of conversion.

         4. INVESTMENT REPRESENTATIONS. The Holder has been advised, and by the acceptance of this Note, agree and acknowledges that none of the Convertible Shares or New Convertible Shares issuable upon conversion of this Note shall have been registered under the Securities Act of 1933, as amended (the "Act") or under any state securities law; and that in including the conversion option in this Note, the Maker is relying upon an exemption from registration based upon the Holder's investment representations. In this regard, the Holder hereby represents and warrants to the Maker, that: (a) in the event the Holder avails itself of the conversion feature of this Note, the Holder will acquire the Convertible Shares or New Convertible Shares for investment purposes and without a view to the transfer or resale thereof; (b) in the event the Holder avails itself of the conversion feature of this Note, the Holder will hold the Convertible Shares or New Convertible Shares for one year or as otherwise required by law; (c) any sale of the Convertible Shares or New Convertible Shares will be accomplished only in accordance with the Act and the rules and regulations of the Securities and Exchange Act adopted thereunder; (d) as a condition precedent to any conversion hereunder, the Holder will deliver to the Maker a duly executed standard form of investment letter; and (e) the Holder hereby consents to the continuance or issuance by the Maker of a stop transfer order against any and all certificates representing the Convertible Shares or New Convertible Shares on the books and records of the Maker and/or its transfer agent; and consents to the Maker placing an investment legend on any and all certificates representing the Convertible Shares or New Convertible Shares.

         5. ADJUSTMENT OF CONVERSION RATE. The conversion rate provided herein shall be subject to adjustment from time to time only as follows: If, as a result of a reorganization, recapitalization or stock split, the outstanding shares of common stock of the Maker are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or securities of the Maker, or of another corporation, or changed into or exchanged for cash, or if all or substantially all of the Maker's properties and assets are distributed to the holders of the Maker's common stock, or if there is a distribution upon the shares of the Maker's common stock, by way of a spin-off of any shares of capital stock or other securities of any subsidiary or other corporation or entity, then, upon any conversion hereof after the record date for determination of the holders of the shares of the Maker's common stock entitled to participate in any such event, the Holder hereof shall be entitled to receive such kind and number of shares of stock or securities or other property or cash as he would have been entitled to receive had he owned the Convertible Shares or New Convertible Shares issuable upon conversion at the time of that record date. If the event involves another corporation or another entity, then the Maker shall, as part of the transaction, make adequate provision for the holder hereof thereafter to receive the

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

securities, property or cash to which he is entitled under this Section. Notwithstanding the foregoing, the conversion rate shall not be adjusted by virtue of the Reorganization.

         6. WAIVER OF PRESENTMENT, ETC. The Maker of this Note hereby waives presentment for payment, demand, notice of non-payment and dishonor, protest and notice of protest; and waives trial by jury in any action or proceeding arising on, out of, under or by reason of this Note.

         The rights and remedies of the Holder hereof under this Note shall be deemed cumulative, and the exercise of any right or remedy shall not be regarded as barring any other remedy or remedies. The institution of any action to recovery any portion of the indebtedness evidenced by this Note shall not be deemed a waiver of any other right of the Holder hereof.

         7. STATUS OF REGISTERED HOLDER. The Maker may treat the registered holder of this Note as the absolute owner of this Note for the purpose of making payments of interest and for all other purposes and shall not be affected by any notice to the contrary.

         8. NOTICES. Any notice required or contemplated by this Note shall be deemed sufficiently given if sent by registered or certified mail or via overnight courier to the Maker at its principal office or to the Holder at the Holder's address shown on the books of the Maker or at such other address as the Holder may delegate in a notice for that purpose and shall be deemed to have been sent on the date of mailing or the airbill.

         9. HEADINGS. The headings in this Note are solely for convenience of reference and shall not affect its interpretation.

         10. ASSIGNMENTS. This Note is binding upon and shall inure to the benefit of the Maker and the Holder and their respective successors. Neither the Maker nor the Holder shall assign or transfer any rights or obligations hereunder, except that the Maker may, with the express prior written consent of the Holder, assign or transfer this Note to a successor corporation in the event of a merger, consolidation or transfer or sale of all or substantially all of the assets of the Maker (other than the Reorganization as defined in the Bridge Agreement), provided that no such further assignment shall relieve the Maker from liability for the obligations assumed by it hereunder.

         11. LAWS OF THE STATE OF NEW JERSEY. This Note shall be deemed to be made, executed and delivered in, governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of any Holder. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Agreement, the Maker and the Holder hereby agree and consent to the jurisdiction and venue of the Superior Court of the State of New Jersey, Morris County and/or the United States District Court for the District of New Jersey; and further agree and consent that l service or process by mail or overnight package delivery service in any such action or proceeding outside of the State of New Jersey and Morris County shall be tantamount to service in person within the State of New

Jersey and Morris County and shall confer personal jurisdiction and venue upon either of the said courts.

         The acceptance of any installments or payments by the Holder hereof after the due date herein, or the waiver of any other or subsequent breach or default shall not prevent the Holder hereof from immediately pursuing any or all of his remedies.

PetPlanet.com, Inc



By: /s/ STEVEN E. MARDER
   ------------------------------------
         Steven E. Marder, President


ACCEPTED:

Techscience Industries, Inc.



By: /s/ JAMES T. WOLL
   ------------------------------------
        James T. Woll, President

                              NOTICE OF CONVERSION

                (To be signed only upon conversion of the Note.)


To: PetPlanet.com, Inc. or Techscience Industries, Inc.

         The undersigned, the holder of this Note, hereby irrevocably elects to exercise the conversion rights represented by this Note for, and to acquire thereunder, pursuant to and in accordance with the terms of this Note, an aggregate of ___________ shares of Common Stock, no par value per share (the "PPI Shares") of PetPlanet.com, Inc. ("PPI") or an aggregate of ___________ shares of Common Stock, $.01 par value per share (the "TSCI Shares") of Techscience Industries, Inc. ("TSCI") at a conversion price of $.50 per PPI or TSCI Share, and requests that the certificate(s) for such PPI or TSCI Shares be issued in the name of and be delivered to the undersigned at the address appearing on the books and records of PPI or TSCI, and if such PPI or TSCI Shares shall not be all of the PPI or TSCI Shares converted thereunder, that a new Note of like tenor for the balance of the unpaid and unconverted principal amount due hereunder be delivered to the undersigned.



Dated:________________________          ________________________________________
                                             (Signature   must  conform  in  all
                                             respects   to  name  of  holder  as
                                             specified on the face of the Note)